UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – MAY 26, 2015

PETRONE WORLDWIDE INC.

(Exact name of Registrant as specified in its charter)

NEVADA	000-30380	87-0652348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2685 Hackney Road

Weston, Florida 33331

(Address of principal executive offices)

(855) 297-3876

(Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Petrone Worldwide Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective May 26, 2015, the Company's certifying accountant, Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”), was dismissed as the Company's independent registered public accounting firm. The Company has engaged Cutler & Co., LLC, 9605 West 49th Ave Suite 200 Wheat Ridge, Colorado 80033 ("Cuter & Co.") as its principal independent registered public accounting firm effective May 26, 2015. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

On April 17, 2014, the Company had engaged Adams as its independent registered public accounting firm. The appointment of Adams was disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2015 (the "Adams Current Report"). Therefore, Adams was responsible for review of only the quarterly financial statements for quarter ended March 31, 2015. The Adams Current Report reflected the dismissal of Terry L. Johnson, CPA ("Johnson") and the disclosure below pertaining to Johnson.

The reports of Johnson on the Company’s financial statements for fiscal years ended June 30, 2014 and June 30, 2013 (which included the balance sheet as of June 30, 2014, and the statement of operations, cash flows and stockholders’ equity as of June 30, 2014), for either of the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal years ended June 30, 2014 and June 30, 2013 and during the subsequent period through to the date of Johnson's dismissal, there were no disagreements between the Company and Johnson, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference thereto in its report on the Company’s audited financial statements.

During the period of Adams appointment through to the date of Adams' dismissal, there were no disagreements between the Company and Adams, whether or not resolved, on any matter of accounting principles of practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Adams, would have caused Adams to make reference thereto in its report on the Company's reviewed financial statement.

The Company has provided Adams with a copy of this Current Report on Form 8-K and has requested that Adams furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Adams agrees with the statements made in this Current Report on Form 8-K with respect to Adams and, if not, stating the aspects with which it does not agree. The Company has not received the requested letter from Adams wherein it has confirmed its agreement to the Company’s disclosures in this Current Report with respect to Adams.

In connection with the Company’s appointment of Cutler & Co. as the Company’s principal registered accounting firm at this time, the Company has not consulted Cutler & Co. on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (June 30, 2014 and 2012) and subsequent interim period through the date of engagement.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRONE WORLDWIDE INC.

DATE: June 1, 2015	/s/ Victor Petrone Name: Victor Petrone Title: President/Chief Executive Officer

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